SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                Form 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
               THE SECURITIES AND EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported):  July 1, 1995

                       MID-PLAINS TELEPHONE, INC.
         (Exact name of registrant as specified in its charter)

                              WISCONSIN
             (State or Other Jurisdiction of Incorporation)


              0-08320                          39-0274450
              (Commission                      (IRS Employer
              File Number)                     Identification No.)

 1912 Parmenter Street, P.O. Box 620070, Middleton, Wisconsin      53562-0070
 (Address of principal executive offices)                          (Zip Code)

                          (608) 831-1000
            (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events

The Company has made an initial issue of Debentures to be known as Series 1995 Registered Subordinated Debentures in the amount of $5,000,000.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (C)  Exhibits

         EXHIBIT NO. 4 Instruments defining the rights of security holders including indentures.

                       MID-PLAINS TELEPHONE, INC.
                                   and
                        M&I FIRST NATIONAL BANK,
                               As Trustee

                                INDENTURE

                       Dated as of April 27, 1995

                     PROVIDING FOR THE ISSUANCE OF
                    REGISTERED SUBORDINATED DEBENTURES





                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Mid-Plains Telephone, Inc
                             By: /s/Howard Hopeman
                             Howard Hopeman
                             Vice President and
                             Chief Financial Officer
                             Date: July 6, 1995

                           TABLE OF CONTENTS

                                                                     Page


 ARTICLE 1.   FORM, ISSUE, AUTHENTICATION, REGISTRATION,
           TRANSFER AND EXCHANGE OF DEBENTURES . . . . . . . . . . . .  6

 1.01         Debentures Issuable in Series. . . . . . . . . . . . . .  6
 1.02         Provisions With Respect to All Series. . . . . . . . . .  6
 1.03         Form of Debentures of All Series . . . . . . . . . . . .  7
 1.04         Certification and Delivery of Debentures . . . . . . . .  7
 1.05         Certification Essential and Conclusive . . . . . . . . .  8
 1.06         Registration of Debentures . . . . . . . . . . . . . . .  8
 1.07         Transfer of Debentures . . . . . . . . . . . . . . . . .  8
 1.08         Exchange of Debentures . . . . . . . . . . . . . . . . .  8
 1.09         Recognition of Ownership of Debentures . . . . . . . . .  9
 1.10         Lost, Stolen or Mutilated Debentures . . . . . . . . . .  9

 ARTICLE 2.   FORM, AMOUNT, TERMS AND ISSUE OF
           SERIES 1995 DEBENTURES; AUTHENTICATION
           AND ISSUE OF DEBENTURES OF OTHER SERIES . . . . . . . . . .  9

 2.01         Form, Date, Rate of Interest, Denomination and
              Limitation of Principal Amount of Initial Issue
              of Debentures . . . . . . . . . . . . . . . . . . . . . . 9
 2.02         Issuance of Additional Debentures. . . . . . . . . . . . 10
 2.03         Limitation on Outstanding Principal Amount of
              Debentures. . . . . . . . . . . . .  . . . . . . . . . . 11

 ARTICLE 3.   SUBORDINATION OF DEBENTURES. . . . . . . . . . . . . . . 11

 3.01         Subordination Provision. . . . . . . . . . . . . . . . . 11
 3.02         Effect of Subordination Upon Moneys Deposited
              With the Trustee . . . . . . . . . . . . . . . . . . . . 13
 3.03         Notice to Trustee of Senior Debt and Default
              Thereon  . . . . . . . . . . . . . . . . . . . . . . . . 13

 ARTICLE 4.   COVENANTS OF THE COMPANY . . . . . . . . . . . . . . . . 13

 4.01         To Pay Debentures When Due . . . . . . . . . . . . . . . 13
 4.02         Continued Operation of Company . . . . . . . . . . . . . 14
 4.03         To Give Trustee Reasonable Access to Books . . . . . . . 14
 4.04         Interim Financial Statements . . . . . . . . . . . . . . 14
 4.05         Annual Audited Financial Statements. . . . . . . . . . . 14
 4.06         Limitation on Dividends. . . . . . . . . . . . . . . . . 15
 4.07         Limitation on Borrowing. . . . . . . . . . . . . . . . . 15
 4.08         To Pay Compensation and Expenses to Trustee. . . . . . . 15
 4.09         Not to Extend Interest . . . . . . . . . . . . . . . . . 15
 4.10         Limitations on Issuance of Debentures. . . . . . . . . . 15
 4.11         Notification of Change of Officers . . . . . . . . . . . 16
 4.12         Financial Information to be Furnished
              to Debentureholders. . . . . . . . . . . . . . . . . . . 16
 4.13         Limitations on Increase of Interest Rate on
              Outstanding Debentures. .  . . . . . . . . . . . . . . . 16

 ARTICLE 5.   REDEMPTION OF DEBENTURES . . . . . . . . . . . . . . . . 16

 5.01         Optional Redemption of Series 1995 Debentures. . . . . . 16
 5.02         Redemption of Debentures of all Series to be in
              Accordance With Article 5  . . . . . . . . . . . . . . . 16
 5.03         Publication and Mailing of Notice of Redemption. . . . . 17
 5.04         Method of Selection of Debentures to be
              Redeemed . . . . . . . . . . . . . . . . . . . . . . . . 17
 5.05         Effects of Call for Redemption . . . . . . . . . . . . . 17
 5.06         Redeemed Debentures to be Destroyed and Not
              Reissued . . . . . . . . . . . . . . . . . . . . . . . . 18

 ARTICLE 6.   DEFAULTS AND REMEDIES. . . . . . . . . . . . . . . . . . 17

 6.01         Events of Default Defined. . . . . . . . . . . . . . . . 17
 6.02         Notice of Default to Debentureholders. . . . . . . . . . 19
 6.03         Acceleration of Maturity Up[on Event of Default;
              Waiver of Default and Rescission of Declaration of
              Maturity . . . . . . . . . . . . . . . . . . . . . . . . 19
 6.04         Covenant of Company to Pay Trustee Whole Amount
              Due on Debentures on Default in Payment of Interest
              or Principal . . . . . . . . . . . . . . . . . . . . . . 20
 6.05         Right of Trustee to Recover Judgment, File Proof
              of Claim . . . . . . . . . . . . . . . . . . . . . . . . 20
 6.06         Discontinuance of Proceedings by Trustee . . . . . . . . 21
 6.07         Rights of Holders of Majority in Principal Amount
              of Debentures to Direct Trustee. . . . . . . . . . . . . 21
 6.08         Limitation on Suits by Holders of Debentures . . . . . . 21
 6.09         Right of Holders of Debentures to Sue for Principal
              and Interest When Due. . . . . . . . . . . . . . . . . . 22
 6.10         Default Not Waived by Delay. . . . . . . . . . . . . . . 22
 6.11         Application of Moneys Collected by Trustee . . . . . . . 22

 ARTICLE 7.   CONCERNING THE TRUSTEE . . . . . . . . . . . . . . . . . 23

 7.01         Trustee's Acceptance . . . . . . . . . . . . . . . . . . 23
 7.02         Trustee's Qualifications . . . . . . . . . . . . . . . . 23
 7.03         Trustee's Liability. . . . . . . . . . . . . . . . . . . 24
 7.04         Rights of Trustee. . . . . . . . . . . . . . . . . . . . 26
 7.05         Powers of Trustee Cumulative . . . . . . . . . . . . . . 27
 7.06         Compensation of Trustee. . . . . . . . . . . . . . . . . 27
 7.07         Resignation of Trustee . . . . . . . . . . . . . . . . . 27
 7.08         Removal of Trustee . . . . . . . . . . . . . . . . . . . 28
 7.09         Successor Trustee. . . . . . . . . . . . . . . . . . . . 28
 7.10         To Keep Record of Names and Addresses and to Furnish
              to Company Upon Demand . . . . . . . . . . . . . . . . . 28

 ARTICLE 8.   CONSOLIDATION, MERGER AND SALE . . . . . . . . . . . . . 28

 8.01         Consolidation, Merger, Sale or Conveyance
              Permitted. . . . . . . . . . . . . . . . . . . . . . . . 28
 8.02         Assumption of Obligation of Company by Successor
              Company or Transferee. . . . . . . . . . . . . . . . . . 28

 ARTICLE 9.   IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
           DIRECTORS AND OFFICERS. . . . . . . . . . . . . . . . . . . 29

 9.01         Incorporators, Stockholders, Officers and Directors
              Exempt from Individual Liability . . . . . . . . . . . . 29

 ARTICLE 10.  SATISFACTION OF THE INDENTURE. . . . . . . . . . . . . . 30

 10.01        Satisfaction and Discharge of Indenture and Payment
              of Moneys Held by Trustee. . . . . . . . . . . . . . . . 30
 10.02        Evidence of Compliance With Conditions Precedent . . . . 31

 ARTICLE 11.  AMENDMENT OF INDENTURE . . . . . . . . . . . . . . . . . 31

 11.01        Debentures Deemed Not Outstanding for Purposes
              of Article 11. . . . . . . . . . . . . . . . . . . . . . 31
 11.02        Manner of Calling Meetings . . . . . . . . . . . . . . . 31
 11.03        Call of Meeting by Company or Debentureholders . . . . . 31
 11.04        Who May Vote at Meetings . . . . . . . . . . . . . . . . 32
 11.05        Provisions in Case Less Than All Series of
              Debentures Affected. . . . . . . . . . . . . . . . . . . 32
 11.06        What Constitutes Quorum at Meetings. . . . . . . . . . . 32
 11.07        Powers of Debentureholders' Meetings . . . . . . . . . . 32
 11.08        Resolutions Passed at Meeting Binding Upon
              All Debentureholders . . . . . . . . . . . . . . . . . . 34
 11.09        Minutes of Meetings to be Made and Recorded. . . . . . . 34
 11.10        Written Authorization or Consent of Debentureholders
              in Lieu of Meeting . . . . . . . . . . . . . . . . . . . 34

 ARTICLE 12.  SUPPLEMENTAL INDENTURES. . . . . . . . . . . . . . . . . 34

 12.01        Purposes for Which Supplemental Indentures May
              Be Entered Into. . . . . . . . . . . . . . . . . . . . . 34
 12.02        Trustee Authorized to Execute Supplemental Indenture . . 35
 12.03        Opinion of Counsel . . . . . . . . . . . . . . . . . . . 35

 ARTICLE 13.  DEFINITIONS AND MISCELLANEOUS PROVISIONS . . . . . . . . 36

 13.01        Definitions of Terms Used in the Indenture . . . . . . . 36
 13.02        No Person Shall Have Rights Under Indenture
              Except Debentureholders and Holders of Senior Debt . . . 37
 13.03        Interpretation and Application of Indenture. . . . . . . 37
 13.04        Indenture Binding on Successors and Assigns. . . . . . . 37
 13.05        Descriptive Headings . . . . . . . . . . . . . . . . . . 37
 13.06        Counterparts . . . . . . . . . . . . . . . . . . . . . . 38
 13.07        Notices to Debentureholders. . . . . . . . . . . . . . . 38
 13.08        Officers' Certificate and Opinion of Counsel
              to be Furnished by Company to Trustee Upon any
              Application or Demand. . . . . . . . . . . . . . . . . . 38
 13.09        Place and Manner of Giving Notice to the Company . . . . 38

         THIS INDENTURE, dated as of the 27th day of April, 1995, by and between MID-PLAINS TELEPHONE, INC., a Wisconsin corporation (hereinafter the "Company"), and M&I FIRST NATIONAL BANK, a national banking association authorized to exercise corporate trust powers (hereinafter the "Trustee").

                          W I T N E S S E T H:

    WHEREAS, the Company has full power and is duly authorized by law to issue and sell its obligations for its lawful corporate purposes; and

    WHEREAS, the Company deems it necessary and advisable for its proper corporate purposes to issue its Debentures; and

    WHEREAS, the Company has determined to make an initial issue of Debentures to be known as Series 1995 Registered Subordinated
 Debentures (hereinafter the "Series 1995 Debentures"), in an amount not to exceed in the aggregate $5,000,000; and

    WHEREAS, the said Series 1995 Debentures, the Trustee's Certificate of Authentication to be endorsed on the Debentures, and the Certificate of Registration, respectively, are to be substantially in the following form, with appropriate insertions and variations to evidence difference in number, payee and denomination;

                     (FORM OF SERIES 1995 DEBENTURE)

 No.                                                    $



                       MID-PLAINS TELEPHONE, INC.

              SERIES 1995 REGISTERED SUBORDINATED DEBENTURE
                      (Subordinated to Senior Debt)

                                     Dated                      , 19

    Five (5) years after the date hereof, MID-PLAINS TELEPHONE, INC., a Wisconsin corporation (hereinafter referred to as the "Company"), for value received, hereby promises to pay to the registered holder hereof (unless this Debenture be sooner redeemed as hereinafter provided), at the office of the M&I FIRST NATIONAL BANK, West Bend, Wisconsin, the Trustee under the Indenture hereinafter described, upon the presentation and surrender of this Debenture, the sum of
 DOLLARS ($        ), in lawful money of the United States of
 America, and to pay interest thereon in like coin or currency from the date hereof until the payment of said principal sum, at
 the rate of       % per annum, payable quarterly on the first
 day of October, January, April and July in each year at the office of the Trustee, with the first such payment due October 1, 1995.

    This Debenture is one of the initially authorized issue of Debentures of the Company in the principal amount of $5,000,000 designated as Series 1995 Registered Subordinated Debentures (hereinafter sometimes called "Series 1995 Debentures"), all of like tenor (except as to number and denomination), issued under and in accordance with, and all equally and ratably entitled to the benefits of, an Indenture (hereinafter the "Indenture"), dated as of April _____, 1995, and executed by and between the Company and M&I FIRST NATIONAL BANK, West Bend, Wisconsin (hereinafter the "Trustee"), under which additional Debentures ranking pari passu herewith may be issued, to which Indenture reference is hereby made for a statement of the rights and obligations of the Company and of the Trustee and of the rights of the holders of the Debentures.

    The payment of the principal of and interest on this Debenture is expressly subordinated, as provided in the Indenture, to the payment of all Senior Debt (as defined in the Indenture), and by acceptance of this Debenture the holder hereof agrees, expressly for the benefit of present and future holders of Senior Debt, to be bound by the provisions of the Indenture.

    The Series 1995 Debentures are subject to redemption as a whole at any time or in part from time to time, at the option of the Company, upon notice and in the manner and with the effect provided in the Indenture, and upon payment of the principal amount thereof and accrued interest thereon to the date fixed for redemption. In case less than all of the Series 1995 Debentures at the time outstanding are to be redeemed, the Series 1995 Debentures to be redeemed shall be selected by the Trustee by lot or redeemed on a pro rata basis.

    In case an event of default (as defined in the Indenture) shall occur and be continuing, the principal of all the Debentures then outstanding under the Indenture may be declared due and payable, or may become due and payable in the manner and with the effect provided in the Indenture.

    This Debenture shall be registered as to principal in the owner's name at the office of the Trustee, and is transferable only at said office by the registered owner or by his duly authorized attorney.

    THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE RESOLD TO ANY PERSON NOT A RESIDENT OF THE STATE OF WISCONSIN DURING THE PERIOD FROM _______________________ THROUGH ________________________. NO
 TRANSFER OF THIS DEBENTURE SHALL BE REGISTERED UNLESS THE COMPANY IS SATISFIED THAT SUCH TRANSFER WILL NOT RESULT IN VIOLATION OF THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE.

    To the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture, or of any supplement to the Indenture (a "Supplemental Indenture"), and of the rights and obligations of the Company and of the registered owners of Debentures, may be made at the request of or with the consent of the Company, and upon the written consent or affirmative vote of the holders of 60% in aggregate principal amount of the Debentures then outstanding, given as provided in the Indenture, and, in case one or more but less than all of the series of Debentures then outstanding under the Indenture are thereby affected, upon the written consent or affirmative vote of the holders of 60% in principal amount of the Debentures of all series then outstanding that are affected by such modification or alteration, given as aforesaid; provided that no such modification or alteration that, in the opinion of the Trustee, affects its own rights, duties or immunities under the Indenture may be made without the consent of the Trustee, and provided that no such modification or alteration shall (a) extend the time of payment of the principal amount thereof or the rate of interest thereon, or (b) modify or alter the terms or effect of the subordination provisions contained in said Indenture, or (c) change or affect the rights, privileges, or interests of the holders of Debentures of any one series so as to give the holders of Debentures of any one or more series any preference over the holders of Debentures of any other series, or (d) change the percentage of Debenture holders required to consent to any such amendment, alteration, modification, or supplement without the consent of the holders of all of the outstanding Debentures.

    Notwithstanding the foregoing, the Company may at any time, without the consent of the holders of any of the Debentures, enter into a Supplemental Indenture or Supplemental Indentures with the Trustee for any of the following purposes: to add to the covenants or agreements, or surrender any right or power of the Company under the Indenture; to evidence the succession of another corporation to the Company; to clarify any ambiguity, defect or inconsistent provision contained in the Indenture; to provide for the issuance of additional Debentures under the Indenture; and to comply with the mandatory provisions of the Trust Indenture Act of 1939, as amended.

    No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all of such liability being by the acceptance hereof and as part of the consideration for the issue hereof expressly released, as provided in the Indenture.

    This Debenture shall not become valid or obligatory for any purpose until this Debenture shall have been authenticated by the Trustee under the Indenture.

    IN WITNESS WHEREOF, MID-PLAINS TELEPHONE, INC. has caused this Debenture to be signed in its corporate name by its President or a Vice President, manually or in facsimile, and its corporate seal or a facsimile thereof to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

                             MID-PLAINS TELEPHONE, INC.

 Attest:


 By:/s/ Fredrick E. Urben           By:/s/ Dean W. Voeks
    Fredrick E. Urben                  Dean W. Voeks
    Secretary                          President

 [CORPORATE SEAL]

            (FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

                      CERTIFICATE OF AUTHENTICATION

    This Debenture is one of the Debentures of the series designated herein, described in the above referred-to Indenture.

                             M&I FIRST NATIONAL BANK, Trustee



                             By:
                                            Authorized Officer

                  (FORM OF CERTIFICATE OF REGISTRATION)

                       CERTIFICATE OF REGISTRATION


 Date                       Registered Holder              Registrar
 of                                                        M&I First
 Registration             Name          Address           National Bank

                                                          By:


                                                          By:


                                                          By:


                                                          By:


    AND WHEREAS, the making and executing of this Indenture and the issue of Debentures hereby secured have been duly authorized by the Board of Directors of the Company, pursuant to the Wisconsin Business Corporation Law, and all things necessary have been done and performed to make the Debentures, when properly issued and authenticated hereunder, the valid, binding and legal obligations of the Company, and the Indenture a valid agreement, and to secure the performance of the covenants and conditions herein contained:

    NOW, THEREFORE, THIS INDENTURE WITNESSETH:

    That in order to declare the terms and conditions upon which the Debentures are authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of the Debentures by the holders thereof and of the sum of $1.00 to it duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Debentures as follows:

                               ARTICLE 1.

               FORM, ISSUE, AUTHENTICATION, REGISTRATION,
                   TRANSFER AND EXCHANGE OF DEBENTURES


    1.01 DEBENTURES ISSUABLE IN SERIES. The Debentures may, at the election of the Board of Directors of the Company, be in one or more series and shall be designated generally as the Registered Subordinated Debentures of the Company, with such further appropriate particular designations added to or incorporated in or eliminated from such title, for the Debentures of any particular series, as the Board of Directors of the Company may determine. Each Debenture shall bear upon the face thereof the designation so selected for the series to which it belongs. All Debentures of any one series at any time simultaneously outstanding shall be identical in respect of the place or places of payment of principal and of interest, the date of interest payments, the terms and rate or rates of optional redemption, if redeemable, the terms of convertibility, if convertible, and sinking fund or analogous provision (if any); but Debentures of the same series may be of different denominations, and Debentures of any one or more series may be of serial maturities and, if of serial maturities, Debentures of the same series may differ with respect to dates of maturity, the rates of interest and the dates of interest payment, the terms and rate or rates of optional redemption if redeemable, the terms of convertibility, if convertible, sinking fund or analogous provision, if any, and in other respects to the extent not contrary to the provisions of this Indenture.

    1.02 PROVISIONS WITH RESPECT TO ALL SERIES. Subject to the provisions contained in this Indenture with respect to the Series 1995 Debentures, the Debentures of any series:

    (a) Shall bear interest at such rate or rates and be payable, as to interest and principal, at such time or times, and at such place or places, as may be determined by the Board of Directors;

    (b)  Shall be payable in such coin or currency of the United
 States of America as at the time of payment shall be legal tender for the payment of public and private debts;

    (c) May have such additional registration privileges as may be determined by the Board of Directors;

    (d) May be in such denominations as may be determined by the Board of Directors;

    (e) May be limited as to the maximum principal amount thereof which may be authenticated and delivered by the Trustee or which may be at any one time outstanding;

    (f) May contain provisions for the redemption thereof at the option of the Company, at such redemption price or prices, at such time or times, upon such notice, in such manner and upon such other terms and conditions not inconsistent with the provisions of Article 5, all as may be determined by the Board of Directors;

    (g) May contain such provisions, if any, for the establishment of a purchase, sinking, amortization, improvement or analogous fund therefor, in such amount, at such time or times, in such manner and upon such other terms and conditions, and for the retirement or redemption of such Debentures by the operation of any such fund or otherwise, at such price or prices, in such amounts, at such time or times, in such manner and upon such other terms and conditions as may be determined by the Board of Directors; and

    (h) May contain such provisions with respect to serial maturities, convertibility into other securities of the Company, anticipation of maturity on the happening of a specified event, and such other special terms and conditions, not contrary to the provisions hereof, as may be determined by the Board of Directors.

    1.03 FORM OF DEBENTURES OF ALL SERIES. The Debentures of any series, other than the Series 1995 Debentures, shall be in the form set forth or specified in any supplement to this Indenture (a "Supplemental Indenture") providing for the issuance of Debentures of such series. Any of the Debentures may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted thereon such legend or legends as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any stock exchange or of any governmental commission or agency, or to conform to general usage; and the Board of Directors, by resolution, may amend any legends on Debentures then outstanding so as to comply with such law, rule or regulation or so as to conform with such usage.

    1.04 CERTIFICATION AND DELIVERY OF DEBENTURES. From time to time Debentures of any series may be executed by the Company, signed by the President or any Vice President and the Secretary or any Assistant Secretary with the corporate seal affixed thereto, any of which signatures or the corporate seal may be in the form of a facsimile signature or seal, and delivered to the Trustee, which, upon compliance with the conditions hereinafter provided, shall certify and redeliver the same on the order of the Company. Before certifying any Debenture, said Trustee shall be furnished with such evidence as it may reasonably require that all requirements of law and of regulatory bodies having jurisdiction over the issuance thereof have been complied with. At any time when the Company shall be in default hereunder to the knowledge of the Trustee, the Trustee shall not authenticate or deliver any additional Debentures under this Indenture or any Supplemental Indenture.

    In case any officer whose signature (including a facsimile thereof) appears on any of the Debentures shall cease to be such officer of the Company before the Debenture so signed shall have been authenticated by the Trustee, such Debentures may, nevertheless, be authenticated and delivered by the Trustee, and, upon such authentication and delivery, shall, when issued, be as binding upon the Company as though the person who signed the same had continued to be such officer of the Company.

    1.05 CERTIFICATION ESSENTIAL AND CONCLUSIVE. Certification of said Debentures shall be essential and conclusive. Only such Debentures as shall bear the certificate of authentication of the Trustee shall be entitled to the benefits of the provisions of this Indenture; such authentication by the Trustee of any of the Debentures executed as herein provided shall be conclusive evidence that the Debentures so authenticated have been duly issued, and that the holder is entitled to the benefit of the provisions of this Indenture.

    1.06 REGISTRATION OF DEBENTURES. The Company shall cause to be kept at the office of the Trustee, or such other office or offices as the Company may from time to time determine, a sufficient registry of registerable Debentures issued hereunder, which at all reasonable times shall be open for inspection by the Company; and the Trustee, under such reasonable regulations as it may prescribe, shall register therein all of the Debentures issued hereunder and such registration shall be noted on the Debentures by the Trustee.

    1.07 TRANSFER OF DEBENTURES. No transfer of any registered Debentures issued hereunder shall be valid unless made on the registry maintained by the Trustee by the registered owner in person or by his duly authorized attorney, and similarly noted on the Debenture by the Trustee.

    1.08 EXCHANGE OF DEBENTURES. Whenever a Debenture or Debentures issued hereunder shall be surrendered to the Trustee for exchange, then, upon receipt of written request from the holder thereof, the Trustee may, in its sole discretion, issue, and the Trustee shall authenticate and deliver to the Debentureholder in exchange therefor, a like principal amount of Debentures, having the same terms and conditions as the surrendered Debenture or Debentures, in such denomination or denominations as the holder of the Debenture or Debentures so surrendered shall request, within the limitations set forth in the Indenture. All or any Debentures so surrendered for exchange shall forthwith be canceled by the Trustee and delivered to the Company. The Company may require such holder to reimburse the Company and the Trustee for the reasonable expenses and disbursements incurred in effecting such exchange.

    1.09 RECOGNITION OF OWNERSHIP OF DEBENTURES. The Company and the Trustee may consider and treat the person in whose name any Debenture issued hereunder shall be registered as the absolute owner thereof for all purposes whatsoever, and neither the Company nor the Trustee shall be affected by any notice to the contrary. Payment of the principal of or interest on any Debenture to the registered owner thereof, or upon his order, shall fully discharge the Company with respect thereto to the extent of the sum so paid. The Company may acquire outstanding Debentures for resale without effecting the discharge of the Debentures so acquired.

    1.10 LOST, STOLEN OR MUTILATED DEBENTURES. Upon receipt by the Company and the Trustee of evidence satisfactory to them of the loss, theft or destruction of any outstanding Debenture issued hereunder, and of indemnity satisfactory to them, or in case of the mutilation of any such outstanding Debenture, upon surrender and cancellation of such Debenture, the Company, in its sole discretion, may execute and the Trustee may authenticate and deliver a new Debenture of the same denomination, of like tenor and dated as of the date interest was last paid on the lost, stolen, destroyed or mutilated Debenture (to which the Trustee may add a distinguishing mark) in lieu of such lost, stolen, destroyed or mutilated Debenture, as the case may be. Upon the issuance of any substitute Debenture, the Company may, in its sole discretion, require the payment of a sum sufficient to reimburse it for any stamps or other governmental charge or other expense connected therewith, and also such further amount as may be necessary to defray the cost and expense of the Company and the reasonable charges of the Trustee in connection with such substitution.

                               ARTICLE 2.

                    FORM, AMOUNT, TERMS AND ISSUE OF
                 SERIES 1995 DEBENTURES; AUTHENTICATION
                 AND ISSUE OF DEBENTURES OF OTHER SERIES

    2.01 FORM, DATE, RATE OF INTEREST, DENOMINATION AND LIMITATION OF PRINCIPAL AMOUNT OF INITIAL ISSUE OF DEBENTURES. The initial issue of Debentures hereunder shall be designated Series 1995 Registered Subordinated Debentures ("Series 1995 Debentures"), and shall be issuable as registered Debentures, without coupons, in substantially the form and tenor hereinbefore recited, in denominations of $500 or any integral multiple thereof. The Series 1995 Debentures shall be limited to $5,000,000 in aggregate principal amount at any one time outstanding hereunder and shall rank equally with any and all Debentures, of any series, issued under this Indenture.

    The Series 1995 Debentures shall have a five- (5-) year maturity (term), with interest payable each October 1, January 1, April 1 and July 1. The rate of interest on the Series 1995 Debentures shall be equal to 150 basis points (1.5%) over the five- (5-) year U.S. Treasury Constant Maturity Yield Rate (rounded to the nearest .25%) as of June 30, 1995 (but not less than 8% or greater than 9% per annum).

    The five- (5-) year U.S. Treasury Constant Maturity Yield Rate, utilized to calculate the interest rate payable on the Series 1995 Debentures, is published by the Federal Reserve in Statistical Release H.15 (519), "Selected Interest Rates." Yields on U.S. Treasury securities at "constant maturity" are provided by the U.S. Treasury and based upon its daily yield curve. This curve, which relates the yield on a security to its time to maturity, is based on the closing market bid yields on actively-traded U.S. Treasury securities in the over-the-counter market. These market yields are calculated by the U.S. Treasury from composites of quotations reported by five leading U.S. government securities dealers to the Federal Reserve Bank of New York.

    The Series 1995 Debentures shall be payable both as to principal and interest at the office of the Trustee in West Bend, Wisconsin, or at the office of such other bank or trust company as may be ordered by resolution of the Board of Directors of the Company and so designated in any of the said Debentures.

    At the option of the Company, evidenced by appropriate resolution of its Board of Directors, the form of Debenture may be varied to provide for either the discounting of interest or the payment of interest at stipulated intervals.

    2.02 ISSUANCE OF ADDITIONAL DEBENTURES. Additional Debentures, other than Series 1995 Debentures, may be issued from time to time in series under the terms of this Indenture, in substantially the form and tenor hereinbefore recited, and in such aggregate amount as is determined by the Board of Directors of the Company and set forth in one or more Supplemental Indentures; provided, however, that each additional series of Debentures shall be differentiated from all previous series by appropriate designation inscribed thereon, and provided, further, that no such additional Debentures shall be issued in excess of the limitations provided in Sections 2.03 and 4.07 of this Indenture.

    Before certifying any such additional Debentures, the Trustee shall have received the following:

    (a) A written order of the Company requesting the authentication and delivery of a specified principal amount of Debentures of any designated series.

    (b) A resolution of the Board of Directors, authorizing the authentication and delivery of Debentures of such designated series in a principal amount not less than the principal amount specified in such written order of the Company.

    (c) A Supplemental Indenture providing for and setting forth the terms and provisions of such additional series of Debentures, in form complying with the provisions of Article 2. Such Supplemental Indenture shall have been executed by the Company and shall be accompanied by a copy of a resolution of the Board of Directors, certified by the Secretary or an Assistant Secretary of the Company, under its corporate seal, authorizing the execution of such Supplemental Indenture.

    (d) An Officers' Certificate stating that the Company is not in default in the performance of any of the terms or covenants of this Indenture and that all conditions precedent to the issuance of said Debentures have been complied with.

    (e) An Opinion of Counsel stating that in the opinion of such counsel (i) the written order of the Company, the resolution of the Board of Directors, the Supplemental Indenture and Officers' Certificate so delivered conform to the requirements of this Section 2.02, (ii) all conditions precedent to the issuance of said Debentures have been complied with, and (iii) upon the issuance of such additional Debentures, such Debentures will be valid and binding obligations of the Company and entitled to the benefits of this Indenture.

    2.03  LIMITATION ON OUTSTANDING PRINCIPAL AMOUNT OF
 DEBENTURES. Any other provision of this Indenture notwithstanding, the maximum aggregate principal amount of Debentures of all series (either subordinated or unsubordinated) which may be issued under the Indenture shall be $10,000,000.

                               ARTICLE 3.

                       SUBORDINATION OF DEBENTURES

    3.01 SUBORDINATION PROVISION. The Company covenants and agrees, and the holder of each Debenture by acceptance thereof covenants and agrees, expressly for the benefit of the present and future holders of Senior Debt that, notwithstanding anything to the contrary set forth in the Debentures of any series or in this Indenture, the payment of the principal of or any interest on the Debentures is expressly subordinated to all Senior Debt of the Company (as defined in Section 13.01), which may at any time and from time to time be outstanding, and further that:

    (a) Upon any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, whether or not pursuant to bankruptcy laws, sale of all or substantially all of the assets, dissolution, or any other marshalling of the assets and liabilities of the Company, no amount shall be paid by the Company, and neither the Trustee nor any Debentureholder shall be entitled to receive any amount, in respect of the principal of or interest on any Debenture (other than shares of stock of the Company, as reorganized and readjusted, or securities of the corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated to the payment of all Senior Debt which may at the time be outstanding), unless and until all Senior Debt shall have been paid in full together with all interest thereon and all other amounts payable in respect thereof, and in any such event, any payment or distribution of any kind or character, whether in cash, property or securities (other than in securities or other evidences of indebtedness, the payment of which is subordinated to the payment of all Senior Debt which may at the time be outstanding), which shall be made upon or in respect of any Debenture, shall be paid over to the Company for application in payment of such Senior Debt, pro rata among the holders thereof in accordance with the order of priority of payment established by any applicable provisions thereof and by any instrument whereunder any Senior Debt is issued, unless and until such Senior Debt shall have been paid and satisfied in full.

    (b) In the event of any default in the payment of the principal (including any sinking fund payments or required prepayments) of or interest on any Senior Debt, and during the continuance of any such default, no amount shall be paid by the Company, and neither the Trustee nor any Debentureholder shall be entitled to receive any amount, in respect of the principal of or interest on any Debenture.

    (c)  In case any one or more of the defaults specified in
 Section 6.01, other than those of the nature specified in Paragraph (a) above, shall happen and be continuing, no amount shall be paid by the Company, and neither the Trustee nor any Debentureholder shall be entitled to receive any amount in respect of the principal of or interest on any Debenture, except at the expressed maturity thereof, subject to Paragraph (a) above, other than current interest payments as provided in such Debenture, unless and until all Senior Debt shall have been paid in full together with all interest thereon and all other amounts payable in respect thereof.

    (d) Unless and until the happening of any event under Paragraphs (a) or (b) of this Section 3.01 which requires otherwise, the Company shall pay both principal and interest on the Debentures as the same respectively mature, whether by acceleration or otherwise; provided, however, that so long as any Senior Debt is outstanding, no payment of principal or interest due by reason of acceleration pursuant to any of the provisions of this Indenture shall be made except out of the proceeds of the issue of capital stock or Capital Debt or junior Capital Debt which is subordinated and junior in right with respect to the general assets of the Company to Senior Debt at least to the same extent as are the Debentures issued hereunder, unless and until all Senior Debt is paid (except to the extent that the consent of holders of Senior Debt makes such payment unnecessary).

    (e) Upon the occurrence of any of the events enumerated in Paragraph (a) above, claims or proofs of claim may be filed by or on behalf of any Debentureholder or the Trustee, but no such claim or proof of claim shall be filed by or on behalf of such Debentureholder or the Trustee which shall assert any right on the part of such Debentureholder or the Trustee to receive any payments in respect of the principal of or interest on the Debentures, except subject to the payment in full of all Senior Debt for which claims or proofs of claim are duly filed.

    (f) No present or future holders of Senior debt shall at any time in any way be prejudiced, or their rights to enforce subordination impaired, by any act or failure to act on the part of the Company or any such holder, or by any noncompliance by the Company with the terms and provisions of this Indenture, regardless of any knowledge thereof such holders may have or otherwise be charged with.

    3.02  EFFECT OF SUBORDINATION UPON MONEYS DEPOSITED WITH
 THE TRUSTEE. Any deposit of moneys by the Company with the Trustee (whether or not stated to be in trust) for the payment of principal of or interest on the Debentures shall be subject to the provisions of Section 3.01, except that, notwithstanding the provisions of Section 3.01 or any other provision of this Indenture, any such deposit may be applied by the Trustee to the payment of such principal or interest to the Debentureholders entitled thereto, provided that the payment of such principal or interest by the Company would not be prohibited by the provisions of Section 3.01 if made on the later of the date of such deposit or the fortieth (40th) day preceding the date such principal or interest is due.

    3.03 NOTICE TO TRUSTEE OF SENIOR DEBT AND DEFAULT THEREON. Subject to the provisions of Section 7.03, but notwithstanding the provisions of Section 3.01 or any other provision of this Indenture, the Trustee shall not be charged with the knowledge of the existence of any Senior Debt, or of any default in the payment of principal of or interest on any Senior Debt, unless and until the Trustee shall have received written notice thereof.

                               ARTICLE 4.

                        COVENANTS OF THE COMPANY

    4.01 TO PAY DEBENTURES WHEN DUE. The Company hereby covenants and agrees that it will pay or cause to be paid duly and punctually the principal of and interest on each of the Debentures at the times and place specified in the Debentures and in the manner provided in this Indenture. Payments of interest, other than interest payable upon the maturity or redemption of any Debenture, shall be made to or upon written order of the registered holder of the Debenture. Payments of principal due upon the maturity or redemption of any Debenture shall be made only upon the surrender of the Debenture.

    In the event that any Debenture issued hereunder shall not be presented for payment when the principal thereof becomes due, either at maturity or otherwise, and the Company shall, on or before the day preceding the day when such Debenture becomes due, have deposited with the Trustee in trust for that purpose funds sufficient to pay the principal of such Debenture and interest to the date fixed for payment of the Debenture, then, and in every such case, all liability of the Company to the holder of such Debenture shall forthwith cease, and it shall be the duty of the Trustee to hold such funds for the benefit of the holder of such Debenture. When and as paid, all Debentures shall be surrendered to the Trustee and shall be by it canceled forthwith. The Trustee shall make and deliver to the Company a certificate setting forth the respective numbers and principal amounts of each of the Debentures thus canceled by it; provided, however, that nothing contained in this Indenture shall be construed to prevent the Company from repurchasing any outstanding Debenture prior to maturity and reselling such Debenture under the terms and conditions as originally issued.

    4.02 CONTINUED OPERATION OF COMPANY. The Company covenants that while any of the Debentures issued pursuant to this Indenture remain outstanding, it will maintain its corporate existence and carry on and transact its business in accordance with the laws of the State of Wisconsin, and the rules, regulations and orders of all governmental authorities which have jurisdiction over its business.

    4.03  TO GIVE TRUSTEE REASONABLE ACCESS TO BOOKS.  The
 Trustee shall at all reasonable and appropriate times and upon reasonable advance written notice have full access to the books and records of the Company relative to any Debentures outstanding hereunder.

    4.04 INTERIM FINANCIAL STATEMENTS. Unless this requirement be waived by the Trustee, the Company shall furnish to the Trustee within sixty (60) days following the end of each fiscal quarter, other than the last fiscal quarter of each fiscal year, financial statements containing a balance sheet as of the end of said fiscal quarter.

    4.05 ANNUAL AUDITED FINANCIAL STATEMENTS. Within one hundred twenty (120) days following the last day of each fiscal year of the Company, the Company shall furnish to the Trustee and to the Commissioner of Securities of the State of Wisconsin, financial statements of the Company for said fiscal year containing a balance sheet as of the end of said fiscal year and an income statement for said fiscal year, certified by independent public accountants.

    4.06 LIMITATION ON DIVIDENDS. So long as any of the Debentures shall be outstanding, the Company shall not declare or pay any dividend on its capital stock of any class or make any distribution to any stockholders (other than dividends or distributions payable solely in common stock of the Company), except from consolidated retained earnings of the Company in excess of $2,500,000.

    4.07 LIMITATION ON BORROWING. So long as any of the Debentures issued under this Indenture shall be outstanding, the Company shall not issue any additional Debentures hereunder if such issuance would violate the terms and conditions of any document, instrument or agreement evidencing the Company's Senior Debt.

    4.08 TO PAY COMPENSATION AND EXPENSES TO TRUSTEE. The Company covenants and agrees, from time to time, upon demand, to pay out of its own funds compensation of the Trustee and all expenses of the Trustee arising out of this Indenture, including counsel fees.

    4.09 NOT TO EXTEND INTEREST. In order to prevent any accumulation of claims for interest after the interest due date, the Company will not directly or indirectly extend or consent to the extension of the time for the payment of any interest on any of the Debentures, and will not directly or indirectly be a party to or approve any such arrangement by purchasing or funding said interest payments or in any other manner, except pursuant to a plan presented to all of the holders of the Debentures then outstanding. In case any such interest payment shall be extended or funded in violation of this Section 4.09, whether or not with the consent of the Company, such interest payment so extended or funded shall not be entitled, in case of default hereunder, to the benefits of this Indenture, except subject to the prior payment in full of the principal of all the Debentures then outstanding and of all interest payments which shall not have been so extended or funded.

    4.10 LIMITATIONS ON ISSUANCE OF DEBENTURES. The Company shall not offer or sell any Debentures to the public except in accordance with all applicable state and federal securities laws. The Company shall not submit to the Trustee for authentication, or offer, issue or sell any Debenture during the continuation of any event of default hereunder.

    4.11 NOTIFICATION OF CHANGE OF OFFICERS. The Company will promptly notify the Trustee in the event of (a) the election or appointment of any new officer of the Company, (b) any change in any officer of the Company, (c) any change in the officers of the Company who are authorized to execute Debentures, or (d) any change in the officers of the Company who are authorized to request the authentication of Debentures by the Trustee.

    4.12 FINANCIAL INFORMATION TO BE FURNISHED TO DEBENTUREHOLDERS. The Company shall furnish to each holder of Debentures within one hundred twenty (120) days following the end of each fiscal year a balance sheet and income statement for said fiscal year, including the certificate of the independent public accountants who audited said balance sheet and income statement.

    4.13 LIMITATIONS ON INCREASE OF INTEREST RATE ON OUTSTANDING DEBENTURES. The Company will not increase the rate of interest payable on outstanding Debentures of any maturity of any series from the issuance thereof until maturity except by Supplemental Indenture entered into pursuant to Article 12 hereof, and such increase shall be applicable to all then outstanding Debentures of such maturity and series.

                               ARTICLE 5.

                        REDEMPTION OF DEBENTURES

    5.01 OPTIONAL REDEMPTION OF SERIES 1995 DEBENTURES. The Series 1995 Debentures may be redeemed as a whole at any time or in part from time to time, at the option of the Company and upon payment of the principal amount of the Debentures so redeemed, together in each case with interest accrued to the date fixed for redemption. In case less than all of the Series 1995 Debentures at the time outstanding are to be redeemed, the Series 1995 Debentures to be redeemed shall be selected by the Trustee by lot or on a pro rata basis.

    5.02  REDEMPTION OF DEBENTURES OF ALL SERIES TO BE IN
 ACCORDANCE WITH ARTICLE 5. The redemption of Debentures of any series, except as otherwise provided in a Supplemental Indenture creating any other series, shall be effected in accordance with the following provisions of this Article 5.

    5.03 MAILING OF NOTICE OF REDEMPTION. If the Company shall elect to exercise the right of redemption respecting any Debentures, it shall, not less than thirty (30) days prior to the redemption date, mail, or cause to be mailed, a notice thereof to the holder of each registered Debenture to be redeemed at the last address of such holder shown in the registry.

    Such notice shall state the redemption price, the time and place of payment and redemption, that interest on the Debentures designated in such notice of redemption shall cease to accrue on the date so designated, and such notice shall require that the Debentures to be redeemed be surrendered on or after such redemption date for payment and redemption at the office of the Trustee in West Bend, Wisconsin.

    5.04  METHOD OF SELECTION OF DEBENTURES TO BE REDEEMED.
 If the Company shall elect to redeem less than all of the Debentures of any series then outstanding, it shall at least ten
 (10) days before the first day upon which notice of redemption is to be first mailed (unless a shorter notice shall be accepted by the Trustee), notify the Trustee of the principal amount of Debentures of such series to be redeemed, specifying (unless such notice is to be given by the Trustee) the date on which it is proposed that notice of such redemption will be first mailed, and thereupon the Trustee shall select by lot or on a pro rata basis the Debentures of such series to be redeemed and shall notify the Company of the result thereof.

    5.05 EFFECTS OF CALL FOR REDEMPTION. Notice of redemption having been so given as aforesaid, the Debentures (or pro rata portion thereof) specified in such notice shall become due and payable on the date, at the redemption price, together with accrued interest to such date, and at the place stated in such notice, and the Company covenants that they will be paid accordingly by it, upon surrender thereof.

    The holders of the Debentures, by accepting the same, agree upon any such notice of redemption to receive payment of the Debentures upon the date fixed for redemption, at the redemption price then applicable, together with accrued interest to such date fixed for redemption all as herein provided.

    When the notice hereinbefore mentioned shall have been duly mailed and all charges and expenses of the Trustee in connection with such redemption, or otherwise hereunder, shall have been fully paid or provided for, the Company and the Trustee shall be privileged to consider such Debentures redeemed from the holder or holders thereof, and interest on such Debentures shall cease on the date specified for such redemption, and thereafter such Debentures shall not be entitled to any benefit of or from this Indenture, other than the payment of the redemption price, together with accrued interest to such date. In case any question shall arise as to whether any such notice shall have been sufficiently given, or such redemption effected, such question shall be decided by the Trustee, and the decision of the Trustee shall be final and binding upon all parties in interest.

    5.06 REDEEMED DEBENTURES TO BE DESTROYED AND NOT REISSUED. All Debentures redeemed and paid, as provided in this Article 5, shall be canceled by the Trustee and thereafter delivered to the Company. No Debentures so redeemed shall be reissued, nor shall any Debentures be issued in lieu thereof.

                               ARTICLE 6.

                          DEFAULTS AND REMEDIES

    6.01 EVENTS OF DEFAULT DEFINED. The following events shall be events of default under this Indenture, and the term "event of default" or "events of default" shall mean, whenever the same is used in this Indenture or in the Debentures, one or more of the following events:

    (a) Default in the payment of interest on any of the Debentures issued under this Indenture, when and as such interest shall have become due and payable, whether at fixed maturity or otherwise, and whether or not the failure to make payment of such interest was required by the provisions of Section 3.01 hereof, which default shall have continued for a period of not less than thirty (30) days;

    (b) Default in the payment of the principal of any of the Debentures when due, whether at fixed maturity or otherwise, and whether or not the failure to make payment of such principal was required by the provisions of Section 3.01 hereof, which default shall have continued for a period of not less than thirty (30) days;

    (c) Default in the due observance or performance of any other covenant or condition in this Indenture required to be kept or performed by the Company, which default shall have continued for a period of not less than ninety (90) days after written notice thereof shall have been given to the Company by the Trustee or by the holders of at least a majority in aggregate principal amount of the Debentures at such time outstanding hereunder;

    (d) The elapsing of a period of not less than sixty (60) days after:

         (i) the adjudication of the Company as a bankrupt by a decree of a court of competent jurisdiction;

         (ii) the entry by such a court of an order approving a petition seeking reorganization of the Company under the Federal Bankruptcy Code or any other applicable law or statute of the United States of America or any state thereof; or

         (iii)     the appointment by order of such a court of
                    a receiver or receivers of the Company or of all or any substantial part of the property of the Company upon the application of any creditor in any insolvency or bankruptcy proceeding;

 provided that any such order or decree shall not have been vacated or set aside, but that such period of not less than sixty
 (60) days shall not include any period during which any such decree or order shall be stayed upon appeal or otherwise;

    (e) The filing by the Company of a petition for voluntary bankruptcy or the making by it of a general assignment for the benefit of creditors, or the consenting by it to the appointment of a receiver or receivers of all or substantially all of the property of the Company; or the filing by the Company of a petition or answer seeking reorganization under the Federal Bankruptcy Code or any other applicable law or statute of the United States of America or any state thereof, or seeking the benefits of any insolvency act; or the admission in writing by the Company of its inability to pay its debts generally as they become due.

    6.02 NOTICE OF DEFAULT TO DEBENTUREHOLDERS. The Trustee shall give notice of the happening of all events of default of which it has notice (a) within ninety (90) days after the occurrence thereof, or (b) if the Trustee does not have notice of such default within such period, at the earliest practicable date within thirty (30) days after the Trustee shall have received notice of such default unless such defaults shall have been cured before the giving of such notice, and by letter directed to all registered Debentureholders as the names and addresses appear upon the registry maintained by the Trustee; provided, that, except in the case of default in the payment of the principal of or interest on any of the Debentures, the Trustee shall be protected in withholding such notice if and so long as the Board of Directors or responsible officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Debentureholders.

    6.03  ACCELERATION OF MATURITY UPON EVENT OF DEFAULT;
 WAIVER OF DEFAULT AND RESCISSION OF DECLARATION OF MATURITY. If any one or more events of default shall occur and be continuing, then and in each and every such case during the continuance of such event of default, unless the principal of all the Debentures shall have already become due and payable, the Trustee or the holders of twenty-five percent (25%) in aggregate principal amount of the Debentures at the time outstanding may, and upon the written request of the holders of a majority in principal amount of Debentures at such time outstanding the Trustee shall, by notice in writing delivered to the Company, declare the principal of all Debentures then outstanding hereunder to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable.

    This provision, however, is subject to the condition that if, at any time after the principal of the Debentures shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, all arrears of interest upon all the Debentures (with interest to the extent permitted by law on overdue installments of interest at the rate borne by the Debentures) and all expenses of the Trustee and all other sums which may be due hereunder, except the principal of such Debentures as shall not have become due and payable by their terms, shall be paid by the Company or be provided for by the deposit with the Trustee in trust for that purpose of a sum sufficient to pay the same, and any and all other defaults as aforesaid (if any) shall have been waived by the holders of at least sixty-six and two-thirds percent (66 2/3%) in aggregate principal amount of the Debentures at the time outstanding, then and in every such case the holders of a majority in aggregate principal amount of the Debentures then outstanding, by written notice to the Company and to the Trustee, may waive such default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

    6.04  COVENANT OF COMPANY TO PAY TRUSTEE WHOLE AMOUNT DUE
 ON DEBENTURES ON DEFAULT IN PAYMENT OF INTEREST OR PRINCIPAL.
 The Company covenants that (a) in case default shall be made in the payment of interest on any of the Debentures at any time outstanding under this Indenture, and the default in the payment of such interest shall have continued for the period of thirty
 (30) days, or (b) in case default shall be made in the payment of the principal of any of the Debentures when the same shall have become payable, whether upon maturity of said Debentures or upon redemption or upon acceleration as authorized by this Indenture, or otherwise, then, upon the demand of the Trustee, the Company will, subject to the provisions of Article 3, pay to the Trustee in trust for the benefit of the holders of the Debentures then outstanding, the whole amount that then shall have become due and payable on all such Debentures for principal or interest, or both, as the case may be, with interest upon the overdue principal and (to the extent permitted by law) installments of interest at the rate borne by the Debentures; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder.

    Until such demand is made by the Trustee, the Company may pay, or cause to be paid, the principal of and interest on any Debenture to the registered owner who shall be deemed to be the absolute owner thereof and the Company shall not be affected by any notice to the contrary, whether or not such Debenture be overdue.

    6.05 RIGHT OF TRUSTEE TO RECOVER JUDGMENT, FILE PROOF OF CLAIM. In case the Company shall fail to pay forthwith such amounts upon such demand, pursuant to Section 6.04, the Trustee, in its own name and as Trustee hereunder, shall be authorized, entitled and empowered, subject to the provisions of Article 3, to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Debentures, and collect in the manner provided by law, out of the property of the Company or any other obligor on the Debentures wherever situated, the moneys adjudged or decreed to be payable.

    Subject to the provisions of Article 3, in case there shall be pending proceedings for the bankruptcy or for the reorganization under the Federal Bankruptcy Code, or in connection with the insolvency of the Company or any other obligor on the Debentures, or in case a receiver shall have been appointed for its or their property, or in case of any other judicial proceedings relative to the Company or any other obligor, its or their creditors or its or their property, the Trustee, irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by acceleration or otherwise, and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of
 Section 6.04, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and of the Debentureholders allowed in any such judicial proceedings relative to the Company or other obligor on the Debentures.

    With respect to any claim authorized under this Section
 6.05, the Trustee shall collect and receive any moneys or other property payable or deliverable on any such claim, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or trustee in reorganization under bankruptcy laws is hereby authorized by each of the Debentureholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Debentureholders, to pay to the Trustee any amount due if for compensation and expenses, including counsel fees incurred by it to the date of such distribution.

    All rights of action and of asserting claims under this Indenture, or under any of said Debentures, may be enforced by the Trustee without the possession of any of the Debentures, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee, and any recovery of judgment shall be for the ratable benefit of the holders of said Debentures.

    6.06 DISCONTINUANCE OF PROCEEDINGS BY TRUSTEE. In case the Trustee shall have proceeded to enforce any right under this Indenture, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Trustee shall continue as though no such proceeding had been taken.

    6.07 RIGHTS OF HOLDERS OF MAJORITY IN PRINCIPAL AMOUNT OF DEBENTURES TO DIRECT TRUSTEE. The holders of not less than a majority in principal amount of the Debentures at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee hereunder, or of exercising any trust or power hereby conferred upon the Trustee.

    6.08 LIMITATION ON SUITS BY HOLDERS OF DEBENTURES. No holder of any Debenture issued hereunder shall have any right, by virtue of or by availing of any provision of this Indenture, to institute any suit, action or proceeding, in equity or at law, for the collection of any sum due from the Company hereunder on account of principal or interest, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless
 (a) such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, and (b) the holders of a majority in aggregate principal amount of the Debentures then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name, and shall have offered to the Trustee reasonable indemnity and security against the costs, expenses and liabilities to be incurred therein or thereby, and (c) the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Debenture issued hereunder with every other taker and holder and the Trustee, that no one or more holders of Debentures shall have any right in any manner whatever, by virtue of or by availing of any provision of this Indenture, to affect, disturb or prejudice the rights of the holders of any other of such Debentures, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any rights under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of outstanding Debentures.

    For the protection of the Debentureholders and the enforcement of the provisions set forth in this Section 6.08, each and every Debentureholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

    6.09  RIGHT OF HOLDERS OF DEBENTURES TO SUE FOR PRINCIPAL
 AND INTEREST WHEN DUE. Nothing contained in this Indenture or in the Debentures, however, shall affect or impair, without the consent of the Debentureholder concerned, the right of any Debentureholder, which is unconditional and absolute, to receive payment of the principal of and interest on the Debentures on or after the respective due dates expressed in the Debentures, or affect or impair the right, which is also absolute and unconditional, of the holders of the Debentures to institute suit for the enforcement of any such payment on or after such respective dates by virtue of the contract embodied in the Debentures, and not by virtue of or by availing of any provision of this Indenture; provided, however, that the provisions of this
 Section 6.09 are subject to the provisions of Article 3.

    6.10 DEFAULT NOT WAIVED BY DELAY. No delay or omission on the part of the Trustee or of any holder of any of the Debentures to exercise any right or power accruing upon the happening of an event of default shall be construed to be a waiver of such default or an acquiescence therein.

    6.11 APPLICATION OF MONEYS COLLECTED BY TRUSTEE. Subject to the provisions of Article 3, any moneys collected by the Trustee shall be applied in the order following, at the date fixed by the Trustee for the distribution of such moneys, upon presentation of the several Debentures, and stamping thereon the payment if only partially paid, and upon surrender thereof if fully paid:

    FIRST. To the payment of costs and expenses, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all expenses and advances made by the Trustee and all liabilities incurred by the Trustee without negligence or bad faith;

    SECOND. In case the principal of none of the outstanding Debentures shall have become due, to the payment of the interest in default, together with interest (to the extent permitted by law) on the overdue installments at the rate borne by the Debentures; such payments of interest in default together with interest thereon to be made in the order of the maturity of such defaulted interest installments ratably to the persons entitled thereto, without discrimination or preference;

    THIRD. In case the principal of any of the outstanding Debentures shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon any of the Debentures then outstanding for principal and interest, with interest on the overdue principal and (to the extent permitted by law) on installments of interest at the rate borne by the Debentures; and, in case such moneys shall be insufficient to pay in full the whole amount so owing and unpaid upon the said Debentures, then to the payment of such principal and interest, without preference or priority of principal or of any installment of interest over any other installment of interest, ratably to the aggregate of such principal and accrued and unpaid interest.

    Notice of any such proposed distribution of interest or principal shall be given by the Trustee in such manner as the Trustee in its discretion shall determine.

                               ARTICLE 7.

                         CONCERNING THE TRUSTEE

    7.01 TRUSTEE'S ACCEPTANCE. The Trustee hereby accepts this Indenture and agrees to carry out the same according to its terms and conditions.

    7.02 TRUSTEE'S QUALIFICATIONS. The Trustee shall at all times be a bank or trust Company which maintains an office and place of business in the State of Wisconsin, and which shall at all times be a corporation organized and doing business under such laws to exercise corporate trust powers, subject to supervision or examination by Federal or state authority, and having combined capital and surplus of no less than $10,000,000. If the Trustee, or any successor to it hereunder shall, at any time, cease to be eligible under the standards prescribed in this
 Section 7.02, it shall resign as Trustee within thirty (30) days thereafter.

    7.03  TRUSTEE'S LIABILITY.

    (a) The Trustee, prior to the occurrence of an event of default and after the curing of all events of default which may have occurred, undertakes to perform such duties as are specifically set forth in this Indenture. In case of an event of default occurring (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

    (b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

         (i) Prior to the occurrence of an event of default and after the curing of all events of default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and in the absence of bad faith on the part of the trustee, the Trustee may conclusively rely, as to the truth of the statements and correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (ii) The Trustee shall not be liable for any error in judgment made in good faith by a responsible officer or officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

         (iii)     The Trustee shall not be liable with respect
                    to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in aggregate principal amount of the Debentures at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

    (c) None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds, or otherwise to incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or by other reasonable security or indemnity.

    (d) The Trustee may rely, and shall be protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

    (e) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an instrument signed in the name of the Company by the President or any Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors of the Company may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company.

    (f) The Trustee may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance with such Opinion of Counsel.

    (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Debentureholders, pursuant to the provisions of this Indenture, unless such Debentureholders shall have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

    (h) The Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

    (i) The recitals contained herein and in the Debentures shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of any of the Debentures or of the proceeds thereof.

    (j) Except as otherwise provided in the Indenture, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting of any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by a certificate signed by the President or any Vice President and by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall constitute conclusive authority for any action taken, suffered or omitted by it under the provisions of this Indenture upon the good faith reliance thereon.

    (k) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default hereunder unless specifically notified in writing of such default by the holders of not less than twenty-five percent (25 %) of the principal amount of the Debentures then outstanding, and all notices or other instruments required by this Indenture to be delivered to the Trustee must, in order to be effective, be delivered at the office of the Trustee in West Bend, Wisconsin.

    7.04  RIGHTS OF TRUSTEE.

    (a) The Trustee is authorized at any time to permit any Debentureholder to inspect any statement or certificate filed with the Trustee under the terms of this Indenture.

    (b) The Trustee may buy, sell, own, hold and deal in any of the Debentures hereunder, and may initiate or join in any action which any Debentureholder may be entitled to take, with like effect as if the Trustee were not a party to this Indenture, and may act as a depositary of, or as a member of, any committee formed for the protection of the Debentureholders.

    (c) The Trustee may buy, sell, own, hold and deal in any of the notes and other evidences of indebtedness of the Company, and may maintain any and all other general banking and business relations with the Company, with like effect and in the same manner as if the Trustee were not a party to this Indenture.

    7.05 POWERS OF TRUSTEE CUMULATIVE. All powers and remedies given by this Indenture to the Trustee or to the Debentureholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Debentures. Every such power and remedy may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the debentureholders.

    7.06 COMPENSATION OF TRUSTEE. The Trustee shall be entitled to reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a Trustee of an express trust), and such compensation, as well as the reasonable compensation of its counsel, and all other reasonable expenses incurred by the Trustee hereunder, the Company agrees to pay promptly on demand from time to time, as such services shall be rendered and as such expenses shall be incurred. In case of default of such payment by the Company, the Trustee shall have a lien therefor on any moneys held by the Trustee hereunder prior to any rights therein of the holders of the Debentures. The Company also agrees to indemnify the Trustee for, and hold it harmless against, any loss, liability or expense (including all costs and expenses of defending against any such claim) incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with this Indenture.

    7.07  RESIGNATION OF TRUSTEE.

    (a) If the Trustee has or shall hereafter acquire any conflicting interest within the meaning of Section 310(b)(1) to
 (9) inclusive of the Trust Indenture Act of 1939, as amended, it shall, within ninety (90) days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign, such resignation to become effective upon the appointment of a successor trustee and such successor's acceptance of such appointment, and the Company shall take prompt steps to have a successor appointed in the manner provided in this Section 7.07.

    (b) In the event that the Trustee shall fail to comply with the provisions of Paragraph (a) of this Section 7.07, the Trustee shall, within ten (10) days after the expiration of such ninety
 (90) day period, transmit notice of such failure to the Debentureholders and the Company in the manner and to the extent provided in Section 6.02 hereof.

    (c)  The Trustee may at any time resign by giving thirty
 (30) days written notice to the Company and to the holders of all outstanding Debentures, and a successor trustee may be appointed either by the Company or on the application of any Debentureholder, the Trustee, or other party in interest to the Circuit Court for Dane County, Wisconsin, if the Company shall fail to appoint a successor trustee within a reasonable time, on such notice as the court may require.

    7.08 REMOVAL OF TRUSTEE. The Trustee may be removed at any time by an instrument in writing signed by the holders of at least fifty percent (50%) in aggregate principal amount of the Debentures then outstanding. In that event, a successor trustee shall be appointed under the provisions of Paragraph (c) of
 Section 7.07.

    7.09 SUCCESSOR TRUSTEE. Upon the appointment of a new trustee, the Trustee hereunder shall turn over to the successor trustee its books and records as Trustee hereunder. The successor trustee shall have the same powers, rights, duties and liabilities as the original Trustee.

    7.10 TO KEEP RECORD OF NAMES AND ADDRESSES AND TO FURNISH TO COMPANY UPON DEMAND. The Trustee shall keep a complete list of the names and addresses of all purchasers of Debentures and shall, within three (3) days following receipt of a demand for the same from the Company, furnish to the Company a complete list of the names and addresses of all purchasers of Debentures which are outstanding according to the records of the Trustee.

                               ARTICLE 8.

                     CONSOLIDATION, MERGER AND SALE

    8.01 CONSOLIDATION MERGER, SALE OR CONVEYANCE PERMITTED. Nothing contained in this Indenture or in any of the Debentures issued hereunder shall prevent any consolidation or merger of the Company with or into any other corporation or corporations, or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of the Company, as an entirety or substantially as an entirety, to any other corporation authorized to acquire the same; provided, however, and the Company covenants and agrees, that upon any such consolidation, merger, sale or conveyance the due and punctual payment of the principal of and interest on all of the Debentures issued hereunder, according to their tenor, and the due and punctual performance of all of the covenants and conditions of this Indenture shall be expressly assumed by the corporation formed by such consolidation or the corporation into which the Company shall have been merged or the corporation acquiring such property.

    8.02  ASSUMPTION OF OBLIGATION OF COMPANY BY SUCCESSOR
 COMPANY OR TRANSFEREE. In case of any such consolidation, merger sale or conveyance, and in case the successor corporation shall have assumed by instrument in writing, executed and delivered to the Trustee and satisfactory in form to the Trustee, the due and punctual payment of the principal of and interest on all of the Debentures issued hereunder and the due and punctual performance of all of the covenants and conditions of this Indenture, such successor corporation shall succeed to the Company as a party hereto with the same effect as if it had been named herein as such party; and such successor corporation thereupon may cause to be signed and may issue, either in its own name or in the name of the Company, any or all of such Debentures issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of said successor corporation, in lieu of the Company, and subject to all the conditions herein prescribed, the Trustee shall authenticate and shall deliver any such Debentures which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any of such Debentures which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of said Debentures had been issued at the date of the execution hereof.

                               ARTICLE 9.

                IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                         DIRECTORS AND OFFICERS

    9.01 INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS EXEMPT FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Debenture issued hereunder, or because of the creation of any indebtedness represented thereby, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution or statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures issued hereunder or implied therefrom; and that any and all such personal liability of every name and nature, whether at common law or in equity or by constitution or statute, of, and any and all rights and claims against, every such incorporator, stockholder, officer or director, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures issued hereunder or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution hereof and the issuance and acceptance of such Debentures.

                               ARTICLE 10.

                      SATISFACTION OF THE INDENTURE

    10.01  SATISFACTION AND DISCHARGE OF INDENTURE AND PAYMENT
 OF MONEYS HELD BY TRUSTEE. If (a) when all of the Debentures shall have become due and payable, the Company shall have paid or caused to be paid the whole amount of the principal and interest due upon all the Debentures, or shall have deposited or cause to be deposited with the Trustee as trust funds, for the payment of any and all of the Debentures then outstanding, the entire amount then due thereon for principal and interest, or shall deliver to the Trustee for cancellation all Debentures issued hereunder and not theretofore canceled; or (b) prior to all the Debentures having become due and payable, the Company shall deposit or cause to be deposited with the Trustee as trust funds an amount sufficient to pay the whole amount of the principal of and interest on all Debentures at the time issued and outstanding and shall furnish proof satisfactory to the Trustee that notice of redemption of all outstanding Debentures has been given as herein provided, or make arrangements satisfactory to the Trustee that such notice will be so given for the redemption of the Debentures on a date not more than six (6) months (or, if any Senior Debt shall then be outstanding, not more than forty (40) days), after the deposit of such funds; and if in either of such events the Company also shall pay or shall cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect, and the Trustee, on demand of the Company and at its cost and expense, and upon receipt by the Trustee of the Officers' Certificate and Opinion of Counsel referred to in Section 10.02, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture, the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Debentures issued hereunder.

    Any moneys deposited with the Trustee for the payment of the principal of and interest on any Debentures and not applied but remaining unclaimed by the holders of any series or any maturity of any series and not applied to such payment within six (6) years after the maturity date, or, in the event said Debentures are called for redemption, after the redemption date of such Debentures, shall be repaid to the Company on demand, and thereupon the Trustee shall be released from all further liability with respect to such moneys, and the holder of any such Debentures entitled to receive such payment shall thereafter look only to the Company for the payment thereof; provided, however, that the Trustee, before being required to make any such repayment, may at the expense of the Company cause to be published once a week for two (2) successive calendar weeks (on any day in each week), in a newspaper of general circulation in Middleton, Wisconsin, a notice that such moneys have not been so applied and that after a date named therein said moneys will be returned to the Company.

    No deposit made pursuant to this Section 10.01 shall be deemed to have been made as a trust fund, unless and until the funds so deposited may, under the provisions of Section 3.02, be applied by the Trustee to the payment of the obligations with respect to which such deposit was made.

    10.02  EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.
 As evidence of compliance with the conditions precedent provided for in this Indenture which relate to the satisfaction and discharge of this Indenture, the Company will furnish to the Trustee an Officers' Certificate and an Opinion of Counsel with respect thereto.

                               ARTICLE 11.

                         AMENDMENT OF INDENTURE

    11.01  DEBENTURES DEEMED NOT OUTSTANDING FOR PURPOSES OF
 ARTICLE 11. Debentures which have become due, either at maturity, call for redemption or otherwise, and for the payment of which the entire amount due thereon for principal and interest shall be held in trust by the Trustee, and Debentures owned or held by or for the account of the Company or any person directly or indirectly controlling or directly or indirectly controlled by the Company shall not be deemed to be outstanding for any purpose of this Article 11.

    11.02 MANNER OF CALLING MEETINGS. The Trustee may at any time call a meeting of the Debentureholders whose rights are affected by the business to be submitted to the meeting, and it shall call such a meeting whenever requested in writing by the Company or by the holders of twenty-five percent (25%) in aggregate principal amount of the Debentures then outstanding whose rights are affected by the business to be submitted to the meeting, which request shall set forth in reasonable detail the purpose of the meeting, such meeting to be held on such date and at such place in Middleton or Madison, Wisconsin, as the Trustee shall determine. Notice of every meeting of Debentureholders, setting forth the date and place of such meeting and the purpose of such meeting in reasonable detail, shall be mailed to the registered holders of the Debentures then outstanding whose rights are affected by the business to be submitted to the meeting, at their addresses as they shall appear on the registry maintained by the Trustee pursuant to Section 7.10.

    11.03 CALL OF MEETING BY COMPANY OR DEBENTUREHOLDERS. In case the Trustee shall fail to mail to the Debentureholders the notice of a meeting of Debentureholders within twenty (20) days after receipt of a request to call such a meeting signed by the Company or by the holders of twenty-five percent (25%) of the aggregate principal amount of the Debentures then outstanding, the rights of the holders of which are affected by the business to be submitted to the meeting, the Company or the Debentureholders making such request may determine the date and place for such meeting and may mail notice thereof as herein required and may hold such meeting.

    11.04 WHO MAY VOTE AT MEETINGS. To be entitled to vote at any meeting of Debentureholders, a person shall (a) be the registered holder of Debentures, or (b) be a person appointed by an instrument in writing (the form of which must be satisfactory to the Company and the Trustee) as proxy by the registered holder of Debentures.

    11.05 PROVISIONS IN CASE LESS THAN ALL SERIES OF DEBENTURES AFFECTED. In case more than one series of Debentures shall be outstanding under this Indenture, and the business to be submitted to such meeting shall affect the rights of the holders of one or more series and shall not affect the rights of the holders of the Debentures of the other series, then only holders of Debentures of the series whose rights are to be affected shall have the right to notice of or to attend or vote at any such meeting or to be counted for the purpose of a quorum. The determination of the Trustee as to whether the rights of the holders of a given series of Debentures are to be affected shall be conclusive. The only persons who shall be entitled to be present or to speak at any meeting of Debentureholders shall be the persons entitled to vote at such meeting and any representative of the Trustee and its counsel and any representative of the Company and its counsel.

    11.06 WHAT CONSTITUTES QUOROM AT MEETINGS. The quorum at any such meeting shall be persons holding or representing by proxy no less than sixty percent (60%) of the aggregate principal amount of all Debentures then outstanding, the rights of the holders of which are affected by the business to be submitted to the meeting, without regard to series; but less than a quorum may adjourn the meeting from time to time and the meeting may be held as adjourned without further notice, whether such adjournment shall have been had by a quorum or by less than a quorum. The Trustee shall appoint a temporary chairman of the meeting, and the meeting shall be organized by the election of a permanent chairman and a secretary. At any meeting, each Debentureholder or proxy shall be entitled to one (1) vote for every $500 aggregate principal amount of Debentures held or represented by him. The chairman of the meeting shall have no right to vote other than by virtue of Debentures held by him or by instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Debentureholders.

    11.07 POWERS OF DEBENTUREHOLDERS' MEETINGS. A meeting of the Debentureholders shall have the power by resolution affirmatively voted by the holders (in person or by proxy) of the specified percentage in aggregate principal amount of the Debentures entitled to vote at such meeting then outstanding, as hereinafter set forth, to

    (a) Sanction on behalf of the Debentureholders any change of any provision in this Indenture and any modification or alteration of the rights of the Debentureholders against the Company or against its property, whether such rights shall arise under the provisions of this Indenture or otherwise; provided, however, that no such change which, in the opinion of the Trustee, affects its own rights, duties or immunities under this Indenture may be made without the consent of the Trustee, and provided further that the provisions of this Article 11 are subject to the conditions that no amendment, alteration, modification or supplement affecting the holders of Debentures of one or more series, but less than all series, shall be made unless the same is authorized by the holders of not less than sixty percent (60%) in aggregate principal amount of the outstanding debentures of each series so affected;

    (b) Sanction on behalf of the Debentureholders any plan for reorganization, readjustment or liquidation of the Company;

    (c) Request the Trustee to exercise or refrain from exercising any of the powers conferred upon it by this Indenture, and direct the manner of the exercise of any such power or waive any default on the part of the Company, other than the non-payment of any principal at the expressed maturity or interest when due, upon such terms as may be decided upon;

 provided, however, that anything in this Article 11 to the contrary notwithstanding, no such resolution shall (i) extend the time of payment of the principal of or the interest on any Debenture or reduce the principal amount thereof or the rate of interest thereon, or (ii) modify or alter in any way the terms of or effect of the subordination provisions herein contained, or
 (iii) change or affect the rights, privileges or interest of the holders of Debentures of any one series so as to give the holders of debentures of any one or more series any preferences over the holders of debentures of any other series, or (iv) change the percentage of Debentureholders required to consent to any such amendment, alteration, modification or supplement without the consent of the holders of all outstanding Debentures, or (v) modify or alter in any way the terms of Section 2.03 of this Indenture; and provided further that no change of any of the provisions of this Indenture sanctioned by the Debentureholders as provided in Paragraph (a) of this Section 11.07, shall be effective until consented to by the Company and until a Supplemental Indenture embodying such changes shall have been entered into pursuant to Article 7. The percentage in aggregate principal amount of debentures required to take action at any meeting of the Debentureholders held pursuant to this Section
 11.07 shall be sixty percent (60%) of the Debentures entitled to vote at such meeting, except where the consent of the holders of all of the Debentures of all series or of any one or more series then outstanding is required as hereinabove provided, and except that, in cases where the action is such as the Debentureholders may take pursuant to any of the provisions of Article 6 hereof, such action may be taken by the percentage of outstanding Debentures set forth in said Article 6.

    11.08 RESOLUTIONS PASSED AT MEETING BINDING UPON ALL DEBENTUREHOLDERS. Any such resolution so passed at a meeting of the Debentureholders duly convened and held shall be binding upon all Debentureholders, whether present or not at such meeting, and each of the Debentureholders and the Trustee shall be bound to give effect thereto accordingly, and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof, the intention being that it shall rest with the meeting to determine without appeal whether or not the circumstances justify the passing of such resolution.

    11.09 MINUTES OF MEETINGS TO BE MADE AND RECORDED. Minutes of all resolutions and proceedings at every such meeting shall be made and duly recorded in the books to be from time to time provided for that purpose, and any such minutes, if signed by the chairman and secretary of the meeting at which such resolutions were passed or proceedings had, shall be conclusive evidence of the matters therein contained, and, until the contrary is proved, every such meeting, with respect to the proceedings of which minutes have been made, shall be deemed to have been duly held and convened, and all resolutions passed and proceedings had thereat, to have been duly passed and had. The Company shall pay any and all expenses in connection with the mailing notices and holding any meeting of Debentureholders and of keeping minutes thereof and making reports of any action taken at such meeting.

    11.10 WRITTEN AUTHORIZATION OR CONSENT OF DEBENTUREHOLDERS IN LIEU OF MEETING. The written authorization or consent of the requisite percentage of Debentureholders herein provided, entitled to vote at any such meeting, filed with the Trustee, shall be effective, in lieu of a meeting of Debentureholders, with respect to any matter provided for in this Article 11.

                               ARTICLE 12.

                         SUPPLEMENTAL INDENTURES

    12.01 PURPOSES FOR WHICH SUPPLEMENTAL INDENTURES MAY BE ENTERED INTO. The Company, when authorized by resolution of its Board of Directors, and the Trustee, from time to time and at any time, subject to the conditions and restrictions in this Indenture contained, but without requiring the consent of the holders of any of the Debentures except when acting pursuant to Paragraph (b) of this Section 12.01, may enter into an Indenture or Indentures, supplemental hereto and which shall thereafter form a part hereof (a "Supplemental Indenture"), for any one or more or all of the following purposes:

    (a) To add to the covenants and agreements of the Company contained in this Indenture other covenants and agreements thereafter to be observed and/or to surrender any right or power herein reserved to or conferred upon the Company or to or upon any successor corporation;

    (b) To embody any modification or alteration of this Indenture or of any Indenture supplemental hereto, or of any Debentures issued hereunder, made pursuant to the provisions of
 Article 11 hereof;

    (c) To evidence the succession of another corporation to the Company, or successive successions, and the assumption by a successor corporation of the covenants and obligations of the Company contained in the Debentures hereby secured and in this Indenture and in any and every Supplemental Indenture;

    (d) To clarify any ambiguity or to clarify, correct or supplement any defect or inconsistent provision contained in this Indenture or any Supplemental Indenture;

    (e) To provide for the issuance of additional Debentures hereunder; and

    (f)  To comply with the mandatory provisions of the Trust
 Indenture Act of 1939, as amended, and for that purpose to modify, amend and/or supplement this Indenture.

    12.02  TRUSTEE AUTHORIZED TO EXECUTE SUPPLEMENTAL INDENTURE.
 The Trustee is hereby authorized to join with the Company in the execution of any such Supplemental Indenture and to make the further agreements and stipulations which may be therein contained.

    12.03 OPINION OF COUNSEL. The Trustee, subject to the provisions of Section 7.03, may receive an Opinion of Counsel as conclusive evidence that any Supplemental Indenture executed pursuant to the provisions of this Article 12 complies with the requirements of this Article 12.

                               ARTICLE 13.

                DEFINITIONS AND MISCELLANEOUS PROVISIONS

    13.01 DEFINITIONS OF TERMS USED IN THE INDENTURE. The terms defined in this Section 13.01 (except as otherwise expressly provided in this Indenture or unless the context otherwise requires), for all purposes of this Indenture and any Supplemental Indenture and the Debentures to be issued hereunder, shall have the respective meanings specified in this Section
 13.01. All terms used in this Indenture shall signify the plural as well as the singular number where appropriate, and all definitions of singular terms shall be applicable to the plural of such terms.

    "Board of Directors" means the Board of Directors of the Company.

    "Debenture" means any Debenture authenticated and delivered under this Indenture.

    "Series 1995 Debenture" means any Debenture which is one of the Series 1995 Registered Subordinated Debentures of the Company issued under this Indenture.

    "Outstanding" means, when used with reference to Debentures, as of any particular time, all Debentures issued by the Company, and authenticated and delivered by the Trustee under this Indenture, except:

    (a) Debentures theretofore canceled by the Trustee or delivered to the Trustee canceled or for cancellation;

    (b) Debentures for the payment or redemption of which moneys in the necessary amount shall have been deposited with the Trustee so as to constitute trust funds which may, under the provisions of Section 3.02, be applied to the payment of such Debentures, provided that if such Debentures are to be redeemed prior to the maturity thereof, provision satisfactory to the Trustee shall have been made for giving notice thereof; and

    (c) Debentures in lieu of or in substitution for which other Debentures shall have been issued, authenticated and delivered pursuant to the terms of Section 1.10 of this Indenture (including any Supplemental Indentures).

    "Debentureholder" or "holder of Debentures" or other similar terms, mean any person who shall at the time be the registered holder of any Debentures.

    "Debt" means all indebtedness of the Company, whether secured or unsecured, heretofore or hereafter incurred, representing money borrowed (and specifically excluding, by way of illustration, indebtedness or amounts owed for goods or materials purchased in the ordinary course of business, for compensation to employees, or for services).

    "Capital Debt" means all Debt of the Company which is subordinated and junior in right with respect to the general assets of the Company to Senior Debt of the Company, and Capital
 Debt shall include, without limitation, Debentures issued hereunder.

    "Officers' Certificate" means a certificate signed by the President or any Vice President and by the Secretary or any Assistant Secretary, or the Treasurer or any Assistant Treasurer of the Company. Each such Certificate shall include the statements provided for in Section 13.08, as and to the extent required by the provisions thereof.

    "Opinion of Counsel" means a written opinion of counsel who may be (unless otherwise expressly provided in this Indenture) counsel for the Company and who shall be acceptable to the Trustee. Any Opinion of Counsel may be based, insofar as it relates to factual matters with respect to which information is in the possession of the Company, upon an Officers' Certificate unless such counsel knows that such Officers' Certificate is erroneous, or, in the exercise of reasonable care, should have known that the same was erroneous.

    "Senior Debt" means Debt of the Company outstanding at any time except Debt that by its terms is not senior in right of payment to the Debentures.

    13.02 NO PERSON SHALL HAVE RIGHTS UNDER INDENTURE EXCEPT DEBENTUREHOLDERS AND HOLDERS OF SENIOR DEBT. Nothing in this Indenture or in the Debentures, express or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto, the holders of the Debentures and the holders of Senior Debt, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained, and all of its covenants, conditions and provisions shall be for the sole benefit of the parties hereto and of the holders of the Debentures and the holders of Senior Debt.

    13.03 INTERPRETATION AND APPLICATION OF INDENTURE. In case any of the remedies herein given or attempted to be given to the Trustee or the holders of Debentures shall at any time be held invalid, or any provisions of this Indenture shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Indenture or the other remedies given hereby. If any provision of this Indenture limits, qualifies or conflicts with any other provision of this Indenture required under applicable law, including the Trust Indenture Act of 1939, as amended, such required provision shall control.

    13.04 INDENTURE BINDING ON SUCCESSORS AND ASSIGNS. All of the covenants, stipulations and agreements herein contained shall be binding upon the parties hereto respectively and their successors and assigns.

    13.05 DESCRIPTIVE HEADINGS. The descriptive headings of the various articles, sections and paragraphs of this Indenture were formulated, used and inserted in this Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

    13.06 COUNTERPARTS. This Indenture may be simultaneously executed in any number of counterparts, and all said counterparts, executed and delivered each as an original, shall constitute but one and the same instrument.

    13.07  NOTICES TO DEBENTUREHOLDERS.  Whenever notice to
 Debentureholders is required by any provision of this Indenture, it shall be given in the manner provided in Section 6.02 hereof.

    13.08 OFFICERS' CERTIFICATE AND OPINION OF COUNSEL TO BE FURNISHED BY COMPANY TO TRUSTEE UPON ANY APPLICATION OR DEMAND. Upon any application or demand by the Company to the Trustee to take any action under the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that, in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished. Each Officers' Certificate or Opinion of Counsel provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition; (b) a brief statement as to the nature and scope of the examination or investigation conducted by such person; (c) a statement that he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

    13.09  PLACE AND MANNER OF GIVING NOTICE TO THE COMPANY.
 Any notice or demand authorized by this Indenture to be served on or given to the Company shall be sufficiently served or given for all purposes, if it shall be sent by registered or certified mail to the Company addressed to it at 1912 Parmenter Street, Middleton, Wisconsin 53562, or at such other address as may have been furnished in writing to the Trustee by the Company.

    IN WITNESS WHEREOF, Mid-Plains Telephone, Inc. and M&I First
 National Bank have executed this Indenture as of the day and year first above written.

                             MID-PLAINS TELEPHONE, INC.
 Attest:

 By:/s/Fredrick E. Urben            By:/s/Dean W. Voeks
    Fredrick E. Urben                  Dean W. Voeks
    Secretary                          President

 [CORPORATE SEAL]



                             M&I FIRST NATIONAL BANK
 Attest:


 By:/s/M.F. Hron                     By:/s/R.T. Stephenson
    M.F. Hron                           R.T. Stephenson
    Vice President                      Executive Vice President

 [CORPORATE SEAL]

No.                                            $
   ---------------------                         --------------------


                        MID-PLAINS TELEPHONE, INC.

               SERIES 1995 REGISTERED SUBORDINATED DEBENTURE
                       (Subordinated to Senior Debt)

                                                       Dated:  July 1, 1995

    Five (5) years after the date hereof, MID-PLAINS TELEPHONE, INC., a Wisconsin corporation (hereinafter referred to as the "Company"), for value received, hereby promises to pay to the registered holder hereof (unless this Debenture be sooner redeemed as hereinafter provided), at the office of the M&I FIRST NATIONAL BANK, West Bend, Wisconsin, the Trustee under the Indenture hereinafter described, upon the presentation and surrender of this Debenture, the sum of
                                                       Dollars
($                 ), in lawful money of the United States of
America, and to pay interest thereon in like coin or currency from the date hereof until the payment of said principal sum, at the
rate of    % per annum, payable quarterly on the first day of
October, January, April and July in each year at the office of the Trustee, with the first such payment due October 1, 1995.

    This Debenture is one of the initially authorized issue of Debentures of the Company in the principal amount of $5,000,000 designated as Series 1995 Registered Subordinated Debentures (hereinafter sometimes called "Series 1995 Debentures"), all of like tenor (except as to number and denomination), issued under and in accordance with, and all equally and ratably entitled to the benefits of, an Indenture (hereinafter the "Indenture"), dated as of April 27, 1995, and executed by and between the Company and M&I FIRST NATIONAL BANK, West Bend, Wisconsin (herein the "Trustee"), under which additional Debentures ranking pari passu herewith may be issued, to which Indenture reference is hereby made for a statement of the rights and obligations of the Company and of the Trustee and of the rights of the holders of the Debentures.

    The payment of the principal of and interest on this Debenture is expressly subordinated, as provided in the Indenture, to the payment of all Senior Debt (as defined in the Indenture), and by acceptance of this Debenture the holder hereof agrees, expressly for the benefit of present and future holders of Senior Debt, to be bound by the provisions of the Indenture.

    The Series 1995 Debentures are subject to redemption as a whole at any time or in part from time to time, at the option of the Company, upon notice and in the manner and with the effect provided in the Indenture, and upon payment of the principal amount thereof and accrued interest thereon to the date fixed for redemption. In case less than all of the Series 1995 Debentures at the time outstanding are to be redeemed, the Series 1995 Debentures to be redeemed shall be selected by the Trustee by lot or redeemed on a pro rata basis.

    In case an event of default (as defined in the Indenture) shall occur and be continuing, the principal of all the Debentures then outstanding under the Indenture may be declared due and payable, or may become due and payable in the manner and with the effect provided in the Indenture.

    This Debenture shall be registered as to principal in the owner's name at the office of the Trustee, and is transferable only at said office by the registered owner or by his duly authorized attorney.

    THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE RESOLD TO ANY PERSON NOT A RESIDENT OF THE STATE OF WISCONSIN DURING THE PERIOD FROM MAY 1, 1995 THROUGH MARCH 31, 1996. NO TRANSFER OF THIS DEBENTURE SHALL BE REGISTERED UNLESS THE COMPANY IS SATISFIED THAT SUCH TRANSFER WILL NOT RESULT IN VIOLATION OF THE SECURITIES ACT OF 1993 OR THE SECURITIES LAWS OF ANY STATE.

    To the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture, or of any supplement to the Indenture (a "Supplemental Indenture"), and of the rights and obligations of the Company and of the registered owners of Debentures, may be made at the request of or with the consent of the Company, and upon the written consent or affirmative vote of the holders of 60% in aggregate principal amount of the Debentures then outstanding, given as provided in the Indenture, and, in case one or more but less than all of the series of Debentures then outstanding under the Indenture are thereby affected, upon the written consent or affirmative vote of the holders of 60% in principal amount of the Debentures of all series then outstanding that are affected by such modification or alteration, given as aforesaid; provided that no such modification or alteration that, in the opinion of the Trustee, affects its own rights, duties or immunities under the Indenture may be made without the consent of the Trustee, and provided that no such modification or alteration shall (a) extend the time of payment of the principal amount thereof or the rate of interest thereon, or (b) modify or alter the terms or effect of the subordination provisions contained in said Indenture, or (c) change or affect the rights, privileges, or interests of the holders of Debentures of any one series so as to give the holders of Debentures of any one or more series any preference over the holders of Debentures of any other series, or
(d) change the percentage of Debenture holders required to consent to any such amendment, alteration, modification, or supplement without the consent of the holders of all of the outstanding Debentures.

    Notwithstanding the foregoing, the Company may at any time, without the consent of the holders of any of the Debentures, enter into a Supplemental Indenture or Supplemental Indentures with the Trustee for any of the following purposes: to add to the covenants or agreements, or surrender any right or power of the Company under the Indenture; to evidence the succession of another corporation to the Company; to clarify any ambiguity, defect or inconsistent provision contained in the Indenture; to provide for the issuance of additional Debentures under the Indenture; and to comply with the mandatory provisions of the Trust Indenture Act of 1939, as amended.

    No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all of such liability being by the acceptance hereof and as part of the consideration for the issue hereof expressly released, as provided in the Indenture.

    This Debenture shall not become valid or obligatory for any purpose until this Debenture shall have been authenticated by the Trustee under the Indenture.

    IN WITNESS WHEREOF, MID-PLAINS TELEPHONE, INC. has caused this Debenture to be signed in its corporate name by its President or a Vice President, manually or in facsimile, and its corporate seal or a facsimile thereof to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

                             MID-PLAINS TELEPHONE, INC.

Attest:


By: /s/Fredrick E. Urben                 By:/s/Dean W. Voeks
    Fredrick E. Urben, Secretary            Dean W. Voeks,President


[CORPORATE SEAL]

                       CERTIFICATE OF AUTHENTICATION

    This Debenture is one of the Debentures of the series designated herein, described in the above referred-to Indenture.

                             M&I FIRST NATIONAL BANK, Trustee



                             By:
                                 -----------------------------
                                            Authorized Officer



                        CERTIFICATE OF REGISTRATION

    Date                     Registered Holder              Registrar
     of                                                     M&I First
Registration             Name              Address         National Bank

                                                           By:

                                                           By:

                                                           By:

                                                           By: